Exhibit 10.66

                     [BrandPartners Group, Inc. Letterhead]

                                                      March 26, 2002

[NAME]
[ADDRESS]

Dear _______________:

      BrandPartners Group, Inc. (the "Company"), in accordance with the provisions of its 2001 Stock Incentive Plan (the "Plan"), hereby grants you an option ("Stock Option") to purchase 150,000 shares of the Company's Common Stock ("Common Stock"), together with tandem Limited Stock Appreciation Rights. Your award is subject to the terms and conditions set forth in the Plan, any interpretations or rules established by the committee of the Company's Board of Directors that administers the Plan and this letter. Any terms used in this letter and not defined have the meanings set forth in the Plan. A copy of the Plan is enclosed with this grant letter.

1.    Option Price

      The price at which you may purchase the shares of Common Stock covered by this Stock Option is $1.07 per share, the closing price of the Company's Common Stock on the Nasdaq SmallCap Market on March 26, 2002.

2.    Term of Option

      Your Stock Option will expire on March 25, 2007. However, if your service as a Director terminates by reason of death, your Stock Option will instead terminate on the later of March 25, 2007 or one year after your death.

3.    Exercisability of Option

      Your Stock Option will become exercisable in installments as follows, provided that you are a Director of the Company on the respective date:

                                                           Cumulative Number of
            Period Beginning                               Shares Purchasable

            March 26, 2002                                 50,000

            January 1, 2003                                50,000

            January 1, 2004                                50,000

      To the extent your Stock Option has become exercisable, you may exercise the Stock Option as to all or any part of the shares covered by the Stock Option, at any time on or before the date the Stock Option expires. The Stock Option will remain exercisable for the remainder of its term following the termination of your service as an Outside Director.

      There are two exceptions to the exercisability schedule set forth above. Your Stock Options will become immediately exercisable if (1) your service as a Director terminates by reason of death, or (2) there is a Change of Control of the Company (as defined in the Plan).

4.    Exercise of Option

      You may exercise your Stock Option only by giving written notice to the Company of the number of shares of Common Stock desired to be purchased. The notice must be hand delivered or mailed to the Company at BrandPartners Group, Inc., 777 Third Avenue, New York, New York 10017. The notice must be accompanied by either (i) tender in full of the option price, in cash and/or in Common Stock which you have owned for at least six months, as provided in paragraphs 5(a) and 5(b) below, or (ii) if the Company has a "cashless option exercise" program in effect at the time of exercise, the documents necessary to arrange for payment of the option price through such program. A copy of the form of notice to be used in exercising your Stock Option (the "Option Exercise Form") is enclosed. Your option will be deemed exercised on the date the Option Exercise Form is hand delivered or, if mailed, postmarked.

      The shares of Common Stock you will receive upon exercise of your option may consist of authorized but unissued shares or treasury shares of the Company, as determined from time to time by the Company's Board of Directors.

5.    Satisfaction of Option Price

      (a) Payment of Cash or Common Stock. Your option may be exercised by payment in cash (including cash equivalents such as check, bank draft, money order or wire transfer to the order of the Company), in shares of Common Stock which you have owned for at least six months, or in combination of cash and such shares of Common Stock.

      (b) Payment of Common Stock. The fair market value of any shares of Common Stock tendered as all or part of the option price shall be the average of the high and low quoted selling prices, regular way, of the Common Stock on the NASDAQ SmallCap Market (or the principal exchange on which the stock is listed) on the day before the date of exercise, or if no sale of stock occurs on such date, the weighted average of the high and low prices on the nearest trading dates before and after such date. The certificate(s) evidencing shares tendered must be duly endorsed or accompanied by appropriate stock powers. Only stock certificates issued solely in your name may be tendered in exercise of your Stock

Option. Fractional shares may not be tendered in satisfaction of the option price; any portion of the option price which is in excess of the aggregate fair market value of the number of whole shares tendered must be paid in cash. If a certificate tendered in exercise of your Stock Option evidences more shares than are required pursuant to the immediately preceding sentence for satisfaction of the portion of the option price being paid in Common Stock, an appropriate replacement certificate will be issued to you for the number of excess shares.

      (c) Cashless Exercise. If the Company has in effect a "cashless option exercise" program at the time of your exercise and you elect to exercise your Stock Option under such program, you must comply with the procedures for satisfying the option price in accordance with such program.

6.    Limited Stock Appreciation Rights.

      (a) General. Your Stock Option is granted in tandem with a Limited Stock Appreciation Right. This means that the Limited Stock Appreciation Right is an alternative to your Stock Option. The Limited Stock Appreciation Right may only be exercised to the extent your Stock Option is exercisable, will terminate when your Stock Option terminates and is subject to all the conditions applicable to your Stock Option, as set forth in the Plan and this letter. If you exercise the Limited Stock Appreciation Right with respect to a certain number of shares, your Stock Option will no longer be exercisable with respect to that number of shares. Similarly, if you exercise your Stock Option with respect to a certain number of shares, your Limited Stock Appreciation Right will no longer be exercisable with respect to that number of shares.

      (b) Amount Received upon Exercise. Upon exercise of your Limited Stock Appreciation Right, you will receive from the Company, for each share with respect to which the Limited Stock Appreciation Right is exercised, an amount in cash equal to the excess of the Change of Control Price (as defined below) over the exercise price of the related Stock Option. The Change of Control Price is the highest price per share of Common Stock paid in any transaction reported in the NASDAQ SmallCap Market (or on any national securities exchange where the Common Stock is traded), or paid or offered in any transaction related to a Change of Control, at any time during the 90-day period ending with the Change of Control.

      (c) Manner of Exercise. You may exercise your Limited Stock Appreciation Right only during the 60-day period commencing with a Change of Control, and (to the extent it is then exercisable) may exercise it at any time during such 60-day period. You may exercise your Limited Stock Appreciation Right by giving the Company written notice of (1) the date of grant of the Limited Stock Appreciation Right, (2) the number of shares with respect to which the Limited Stock Appreciation Right is being exercised, and (3) the option price of the tandem Stock Option. A copy of the form of notice to be used in exercising your Limited Stock Appreciation Right is enclosed. Your Limited Stock Appreciation Right will be deemed exercised on the date the notice is telecopied. You may also exercise your Limited Stock Appreciation Right by hand delivering or mailing the exercise notice to the Company at BrandPartners Group, Inc., 777 Third Avenue, New York, New York 10017, in which case your Limited Stock Appreciation Right will be deemed exercised on the date the notice is hand delivered or, if mailed, postmarked. The Limited Stock Appreciation Right will be paid within 30 days after exercise.

7.    Administration of the Plan

      The Plan is administered by the Compensation Committee of the Company's Board of Directors or such other committee of Directors as the Board may designate (the "Committee"). The members of the Committee serve at the pleasure of the Board.

      The Committee has authority to interpret the Plan, to adopt, amend, and rescind the rules for administering the Plan, and to take any other action necessary for the proper operation of the Plan. However, the Committee has no power or discretion to vary the amount or terms of awards to Outside Directors under the Plan, except in the limited circumstances set forth in the Plan. All decisions and acts of the Committee are final and binding.

8.    Non-transferability of Option

      Your Stock Option and tandem Limited Stock Appreciation Right may be exercised only by you, and may not be assigned, pledged, or otherwise transferred except as provided below. During your lifetime, your Stock Option (and tandem Limited Stock Appreciation Right) may be transferred to (i) your spouse, children or grandchildren ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer and (y) subsequent transfers of the transferred Stock Option shall be prohibited except those by will or the laws of descent and distribution. Following any such transfer, the Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. In the event you are incapacitated, your Stock Option (or tandem Limited Stock Appreciation Right) may be exercised by your guardian or legal representative. In the event of your death, your Stock Option (or tandem Limited Stock Appreciation Right) may be exercised by the executor or administrator of your estate or by a person who acquired the right to exercise them by bequest or inheritance or by reason of your death.

9.    Adjustment in Certain Event

      In the event of specified changes in the Company's capital structure, the Committee is required to make appropriate adjustment in the number and kind of shares authorized by the Plan, and the number, option price and kind of shares covered by outstanding awards. This letter will continue to apply to your awards as so adjusted.

10.   Regulatory Compliance

      Under the Plan, the Company is not required to deliver Common Stock upon exercise of your Stock Option if such delivery would violate any applicable law or regulation. If required by any federal or state securities law or regulation, the Company may impose restrictions on your ability to transfer shares received under the Plan.

      This letter contains the formal terms and conditions of your grant, and, accordingly, should be retained in your files for future reference.

                                         Very truly yours,

                                         BRANDPARTNERS GROUP, INC..

                                         By: __________________________________
                                               Jeffrey S. Silverman, Chairman
                                               and Chief Executive Officer

                              OPTION EXERCISE FORM

                                                               _______________
                                                                 DATE

BrandPartners Group, Inc.
777 Third Avenue
New York, NY 10017

      I hereby exercise the following stock options granted to me under the BrandPartners Group, Inc. 2001 Stock Incentive Plan as indicated below:

   Date of                                              Option Price
   Option Grant      No. of Shares               Per Share          Total Price
   ------------      -------------               ---------          -----------

_______________                  ________________                _______________

In satisfaction of the option price, I hereby elect the following:

Note: You may elect any combination of items (1) and (2) to satisfy the option price.

-- (1) I enclose cash or check (or other cash equivalent for $_____________) payable to BrandPartners, Inc.

-- (2) I enclose certificates representing shares of Common Stock of BrandPartners Group, Inc. I understand that the shares of Common Stock will be valued at the mean between the highest and lowest quoted selling price, regular way, of the Common Stock on the NASDAQ SmallCap Market (or the principal exchange on which the Common Stock is listed) for the day before the day this letter is hand delivered or if mailed, postmarked, to the Company, or, if no such sale of Common Stock occurs on such date, the weighted average of the high and low prices on the nearest trading dates before and after such date.

-- (3) I authorize payment of the option price through the Company's cashless option exercise program (if available at the time of exercise). Enclosed are the documents required to be executed in accordance with such program. I understand that I will receive only the proceeds form the sale of such shares (minus the amounts described in the cashless option exercise program), and will not receive certificates for the shares acquired by this option exercise.

      I will, if requested, give the Company such undertakings and agree to the placing of such legends on the stock certificates as may be required by the Company to assure compliance with any federal or state securities law.

      It is my intention that this letter and my tender of the option price shall constitute an agreement between the Company and me for the sale by the Company and the purchase by me of the number of shares stated above at the price indicated, and that this agreement shall be binding upon us as of the date this letter is postmarked, or if delivery is by hand, on the date so delivered.

                                               Very truly yours,

                                               _________________________________
                                               Signature

                                               _________________________________
                                               Print or type name
                                               (name to be used for registration
                                                 of shares)

      I hereby request that you deliver any stock certificate issued to me in connection with my exercise of the above stock options to the following financial institution instead of delivering it to me.

                                               _________________________________
                                               Name of Institution

                                               _________________________________
                                               Person to Whose Attention Stock
                                               Should be Sent

                                               _________________________________
                                               Street Address

                                               _________________________________
                                               City, State and Zip Code

                        LIMITED STOCK APPRECIATION RIGHTS
                                  EXERCISE FORM

                                                               _______________
                                                                 DATE

BrandPartners Group, Inc.
777 Third Avenue
New York, NY 10017

      I hereby exercise Limited Stock Appreciation Rights granted to me under the BrandPartners Group, Inc. 2001 Stock Incentive Plan (the "Plan") with respect to the following Stock Options granted to me under the Plan as indicated below:

   Date of                                              Option Price
   Option Grant      No. of Shares               Per Share          Total Price
   ------------      -------------               ---------          -----------

_______________                  ________________                _______________

      I understand that my Limited Stock Appreciation Rights grants under the Plan may only be exercised during the 60-day period following a Change in Control (as defined in the Plan).

      It is my intention that this letter shall constitute an agreement between BrandPartners Group, Inc. and me for the exercise by me of the Limited Stock Appreciation Rights described above in lieu of exercising the Stock Options granted in tandem therewith, and that this agreement shall be binding upon us as of the date this letter is telecopied, postmarked or hand delivered.

         I hereby request that you issue a check payable to me in settlement of the above Limited Stock Appreciation Rights, and deliver it to me at the address indicated below.

                                                        ________________________
                                                        Very truly yours,

                                                        ________________________
                                                        Signature

                                                        ________________________
                                                        Print or type name

                                                        ________________________
                                                        Street Address

                                                        ________________________
                                                        City, State and Zip Code